VDC Communications, Inc.

                      1998 STOCK INCENTIVE PLAN, AS AMENDED

                       (as amended through August 9, 2000)


         Section 1. General Purpose of the Plan; Definitions. The name of the plan is the VDC Communications, Inc. 1998 Stock Incentive Plan, As Amended (the "Plan"). The purpose of the Plan is to encourage and enable the officers, employees, directors and consultants of VDC Communications, Inc. (the "Company") and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company's welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company's behalf and strengthening their desire to remain with the Company.

         The following terms shall be defined as set forth below:

         "Act" means the Securities Exchange Act of 1934, as amended.

         "Award" or "Awards," except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Stock Awards, Performance Share Awards and Stock Appreciation Rights.

         "Board" means the Board of Directors of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

         "Effective Date" means the date on which the Plan is approved by the stockholders as set forth in Section 19.

         "Fair Market Value" of the Stock on any given date means (i) if the principal market for the Stock is the American Stock Exchange, Inc. ("AMEX"), any other United States securities exchange or the National Market System of National Association of the Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value on any date shall be the closing price reported for the Stock on such exchange or system for such date or, if no sales were reported for such date, for the last day preceding such date for which a sale was reported, or (ii) if the principal market for the Stock is not a national securities exchange or the NASDAQ National Market System, and the Stock is admitted to quotation on NASDAQ, the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding such date for which such prices were reported; and (iii) if the Fair Market Value cannot be determined on the basis previously set forth in this definition on the date that Fair Market Value is to be

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determined, the Board shall in good faith determine the Fair Market Value of the
Stock on such date.

         "Incentive  Stock  Option"  means  any  Stock  Option   designated  and
qualified as an "incentive stock option" as defined in Section 422 of the Code.

         "Independent Director" means a member of the Board who is not an employee or officer of the Company or any Subsidiary.

         "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

         "Option" or "Stock Option" means any Option to purchase shares of Stock granted pursuant to Section 6.

         "Performance  Share Award" means any Award granted  pursuant to Section
12.

         "Restricted  Stock Award" means any Award  granted  pursuant to Section
10.

         "Stock" means the Common Stock, par value $.0001 per share, of the Company, subject to adjustments pursuant to Section 14.

         "Stock Appreciation Right" or "SAR" means any Award granted pursuant to
Section 7.

         "Stock Award" means any award granted pursuant to Section 11.

         "Subsidiary" means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities, beginning with the Company, if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50% or more of the economic interest or the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

         Section 2. Administration. The Plan shall be administered by the full Board of Directors of the Company or a committee of such Board of Directors comprised of two or more "Non-Employee Directors" within the meaning of Rule 16b-3(a)(3) (or its successor rule) promulgated under the Act (the "Plan Administrator"). Subject to the provisions of the Plan, the Plan Administrator is authorized to:

                  (a)      construe the Plan and any Award under the Plan;

                  (b)      select   the   directors,  officers,  employees   and
                           consultants of the Company and its Subsidiaries to whom Awards may be granted;

                  (c) determine the number of shares of Stock to be covered by any Award;

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                  (d)      determine and  modify from time to time the terms and
                           conditions, including restrictions, of any Award and to approve the form of written instrument evidencing Awards;

                  (e) accelerate at any time the exercisability or vesting of all or any portion of any Award and/or to include provisions in awards providing for such acceleration;

                  (f) impose limitations on Awards, including limitations on transfer and repurchase provisions;

                  (g) extend the exercise period within which Stock Options may be exercised; and

                  (h) determine at any time whether, to what extent, and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant and whether and to what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Plan Administrator) or dividends or deemed dividends on such deferrals.

The determination of the Plan Administrator on any such matters shall be conclusive.

         Section 3. Delegation of Authority to Grant Awards. The Plan Administrator, in its discretion, may delegate to the Chairman of the Company all or part of the Plan Administrator's authority and duties with respect to granting Awards to individuals who are not subject to the reporting provisions of Section 16 of the Act or "covered employees" within the meaning of Section 162(m) of the Code. The Plan Administrator may revoke or amend the terms of such a delegation at any time, but such revocation shall not invalidate prior actions of the Chairman that were consistent with the terms of the Plan.

         Section 4. Eligibility. Directors, officers, employees and consultants of the Company or its Subsidiaries who, in the opinion of the Plan Administrator, are mainly responsible for the continued growth and development and future financial success of the business shall be eligible to participate in the Plan. In addition, Independent Directors are eligible to receive an automatic grant of Stock Options pursuant to Section 9 hereof.

         Section 5. Shares Subject to the Plan. The initial number of shares of Stock which may be issued pursuant to the Plan shall be 5,000,000. For purposes of the foregoing limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the number of shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, on and after the date that the Plan is subject to
Section 162(m) of the Code, Stock Options with respect to no more than 1,000,000 shares of Stock may be granted to any one individual participant during any one calendar year period. To the extent that an SAR is granted in conjunction with an Option, the shares covered by such SAR and Option shall be counted only once.

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Common Stock to be issued under the Plan may be either  authorized  and unissued shares or shares held in treasury by the Company.

         Section 6. Stock Options. Options granted pursuant to the Plan may be either Options which are Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options and Non-Qualified Stock Options shall be granted separately hereunder. The Plan Administrator, shall determine whether and to what extent Options shall be granted under the Plan and whether such Options granted shall be Incentive Stock Options or Non-Qualified Stock Options; provided, however, that: (a) Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a "subsidiary corporation" within the meaning of Section 424(f) of the Code; and (b) No Incentive Stock Option may be granted following the tenth anniversary of the effective date of the Plan. The provisions of the Plan and any stock Option agreement pursuant to which Incentive Stock Options shall be issued shall be construed in a manner consistent with Section 422 of the Code (or any successor provision) and rules and regulations promulgated thereunder.

         Section 7. Stock Appreciation Rights. The Plan Administrator may, from time to time, subject to the provisions of the Plan, grant SARs to eligible participants. Such SARs may be granted (i) alone, (ii) simultaneously with the grant of an Option (either an Incentive Stock Option or Non-Qualified Stock Option) and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of a Non-Qualified Stock Option and in conjunction therewith or in the alternative thereto.

                  (a) An SAR shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Secretary of the Company at its principal offices (the "Request"), (i) a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Plan Administrator in its sole discretion), (ii) an amount of cash, or (iii) any combination of shares of Stock and cash, as specified in the Request (but subject to the approval of the Plan Administrator in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of
                           (i) the excess of the Fair Market Value, on the day of such Request, of one share of Stock over the exercise price per share specified in such SAR or its related Option, multiplied by (ii) the number of shares of Stock for which such SAR shall be exercised.

                  (b) The exercise price of an SAR granted alone shall be determined by the Plan Administrator, but may not be less than the Fair Market Value of the underlying Stock on the date of grant. An SAR granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that an SAR, by its terms, shall be exercisable only

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                           when the Fair  Market  Value of the Stock  subject to
                           the SAR and related Option exceeds the exercise price thereof.

                  (c) Upon exercise of an SAR granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of shares of Stock for which the related Option shall be exercisable shall be reduced by the number of shares of Stock for which the SAR shall have been exercised. The number of shares of Stock for which an SAR shall be exercisable shall be reduced upon any exercise of a related Option by the number of shares of Stock for which such Option shall have been exercised.

                  (d) Any SAR shall be exercisable upon such additional terms and conditions as may be prescribed by the Plan Administrator.

         Section 8. Terms of Options and SARs. Each Option or SAR granted under the Plan shall be evidenced by an agreement between the Company and the person to whom such Option or SAR is granted and shall be subject to the following terms and conditions:

                  (a) Subject to adjustment as provided in Section 14 of this Plan, the price at which each share covered by an Option may be purchased shall be determined in each case by the Plan Administrator; provided, however, that such price shall not, in the case of an Incentive Stock Option, be less than the Fair Market Value of the underlying Stock at the time the Option is granted. If an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than ten percent (10%) of the combined voting power of all classes of the stock of the Company and an Option granted to such optionee is intended to qualify as an Incentive Stock Option, the Option price shall be no less than 110% of the Fair Market Value of the Common Stock covered by the Option on the date the Option is granted.

                  (b) The aggregate Fair Market Value of shares of Stock with respect to which Incentive Stock Options are first exercisable by the optionee in any calendar year (under all plans of the Company) shall not exceed the limitations, if any, imposed by Section 422(d) of the Code (or any successor provision). If any Option designated as an Incentive Stock Option, either alone or in conjunction with any other Option or Options, exceeds the foregoing limitation, the portion of such Option in excess of such limitation shall automatically be reclassified (in whole share increments and without fractional share portions) as a Non-Qualified Stock Option, with later granted Options being so reclassified first.

                  (c) Options and SARs shall not be transferable by the participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order. After the death of the participant, the Option or SAR may be transferred to the Company upon such terms and conditions, if any, as the Plan


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

                           Administrator and the personal representative or other person entitled to exercise the Option or SAR may agree within the period specified in subsection 8(d)(iii) hereof.

                  (d) An Option or SAR may be exercised in whole at any time, or in part from time to time, within such period or periods (not to exceed ten years from the granting of the Option in the case of an Incentive Stock Option) as may be determined by the Plan Administrator and set forth in the agreement (such period or periods being hereinafter referred to as the "Option Period"), provided that, unless the agreement provides otherwise:

                           (i) If a participant who is an employee of the Company or a Subsidiary shall cease to be employed by the Company or the Subsidiary, as the case may be, all Options and SARs to which the employee is then entitled to exercise may be exercised only within three months after the termination of employment and within the Option Period or, if such termination was due to disability or retirement (as hereinafter defined), within two years after termination of employment and within the Option Period.
                                    Notwithstanding   the   foregoing,   if   an
                                    employee  of the  Company  ceases to  be  an
                                    employee  of  the  Company  but  immediately
                                    continues as an  employee  of  a  Subsidiary
                                    (i.e.  there is not more than a two week gap
                                    between  such employments) or an employee of
                                    a Subsidiary ceases to  be  an  employee  of
                                    that Subsidiary but immediately continues as
                                    an employee  of  the  Company   or   another
                                    Subsidiary  (i.e.  there  is not  more  than
                                    a two week gap  between  such  employments),
                                    then said participant's Options shall remain
                                    unaffected by said transition in employment.
                                    Notwithstanding  the  foregoing:  (a) in the
                                    event that  any  termination  of  employment
                                    shall be for Cause  (as  defined  herein) or
                                    the   participant   becomes  an  officer  or
                                    director  of, a  consultant  to or  employed
                                    by a Competing Business (as defined herein),
                                    during the Option Period,  then any  and all
                                    Options and SARs held  by  such  participant
                                    shall  forthwith  terminate  and  all vested
                                    Options shall be forfeited; and (b) the Plan
                                    Administrator may, in its  sole  discretion,
                                    extend  the  Option  Period  of  any  Option
                                    or SAR for up to three years from  the  date
                                    of  termination   of  employment  regardless
                                    of   the   original   Option   Period.   For
                                    purposes of the Plan,  retirement shall mean
                                    the  termination  of  employment  with   the
                                    Company (or a Subsidiary, as the case may be), other than for Cause, at any time after the age 65.

                                    For purposes of this Plan, the term "Cause" shall mean (a) with respect to an individual who is party to a written agreement with the Company (or a Subsidiary, as the case may be) which contains a definition of "cause" or "for cause" or words of similar import for purposes of termination of employment thereunder by the Company (or a Subsidiary,

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                                    as the case may be),  "cause" or "for cause"
                                    as  defined  in such  agreement;  (b) in all
                                    other cases (I) the willful commission by an
                                    employee  of a  criminal  or other  act that
                                    causes  substantial  economic  damage to the
                                    Company  (or a  Subsidiary,  as the case may
                                    be) or  substantial  injury to the  business
                                    reputation  of the Company (or a Subsidiary,
                                    as the case may be); (II) the  commission of
                                    an act of fraud in the  performance  of such
                                    person's  duties  to or  on  behalf  of  the
                                    Company  (or a  Subsidiary,  as the case may
                                    be); or (III) the continuing willful failure
                                    of a person to  perform  the  duties of such
                                    person to the Company (or a  Subsidiary,  as
                                    the case may be)  (other  than a failure  to
                                    perform duties  resulting from such person's
                                    incapacity  due to  illness)  after  written
                                    notice thereof  (specifying  the particulars
                                    thereof   in   reasonable   detail)   and  a
                                    reasonable  opportunity to cure such failure
                                    are  given  to the  person  by the  Board of
                                    Directors  of the Company (or a  Subsidiary,
                                    as  the   case   may   be)   or   the   Plan
                                    Administrator.  For purposes of the Plan, no
                                    act,  or failure to act,  on the part of any
                                    person shall be considered  "willful" unless
                                    done or  omitted  to be  done by the  person
                                    other  than  in  good   faith  and   without
                                    reasonable belief that the person's action or omission was in the best interest of the Company (or a Subsidiary, as the case may be).

                                    For   purposes   of  this  Plan,   the  term
                                    "Competing Business" shall mean: any person, corporation or other entity engaged in the business of (a) providing telecommunications services or (b) selling or attempting to sell any product or service which is the same as or similar to products or services sold by the Company (or a Subsidiary, as the case may be) within the last year prior to termination of such person's employment, consultant relationship or directorship, as the case may be, hereunder.

                           (ii) If a participant who is a director of the Company shall cease to serve as a director of the Company, any Options or SARs then exercisable by such director may be exercised only within three months after the cessation of service and within the Option Period unless such cessation was due to disability, in which case such optionee may exercise such Option or SAR within two years after cessation of service and within the Option Period. Notwithstanding the foregoing: (a) if any cessation of service as a director was the result of removal for Cause or the participant becomes an officer or director of, a consultant to or employed by a Competing Business during the Option Period, any Options and SARs held by such participant shall forthwith terminate; and
                                    (b) the Plan Administrator may in its sole discretion extend the Option Period of any

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                                    Option  or SAR  for up to  three  years from
                                    the date of cessation of service regardless of the original Option Period;

                           (iii) If the participant shall die during the Option Period, any Options or SARs then exercisable may be exercised only within two years after the participant's death and within the Option Period and only by the participant's personal representative or persons entitled thereto under the participant's will or the laws of descent and distribution;

                           (iv) The Option or SAR may not be exercised for more shares (subject to adjustment as provided in Section 14) after the termination of the participant's employment, cessation of service as a director, cessation of service as a consultant, or the participant's death, as the case may be, than the participant was entitled to purchase thereunder at the time of the termination of the participant's employment, service, or the participant's death; and

                           (v) If a participant owns (or is deemed to own under applicable provisions of the Code and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company) and an Option granted to such participant is intended to qualify as an Incentive Stock Option, the Option by its terms may not be exercisable after the expiration of five years from the date such Option is granted.

                           (vi) If a participant who is a consultant to the Company or a Subsidiary shall cease to serve as a consultant to the Company or a Subsidiary, as the case may be, any Options or SARs then exercisable by such consultant may be exercised only within three months of the cessation of service and within the Option Period. Notwithstanding the foregoing, the Plan Administrator may in its sole discretion extend the Option Period of any Option or SAR for up to three years from the date of cessation of service regardless of the original Option Period. Notwithstanding the foregoing, if a consultant of the Company ceases to be a consultant of the Company but immediately continues as a consultant of a Subsidiary (i.e. there is not more than a two week gap between such engagements) or a consultant of a Subsidiary ceases to be a consultant of that Subsidiary but immediately continues as a consultant of the Company or another Subsidiary (i.e. there is not more than a two week gap between such engagements), then said participant's Options shall remain unaffected by said transition in engagement.

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

                  (e) The Option exercise price of each share purchased pursuant to an Option shall be paid in full at the time of each exercise (the "Payment Date") of the
                           Option (i) in cash; (ii) by delivering to the Company a notice of exercise with an irrevocable direction to a broker-dealer registered under the Act to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company to pay the exercise price; (iii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value equal to the Option exercise price of the shares being purchased pursuant to the exercise of the Option; provided, however, that shares of Common Stock delivered in payment of the Option price must have been held by the participant for at least six (6) months in order to be utilized to pay the Option price; (iv) in the discretion of the Plan Administrator, through an election to have shares of Common Stock otherwise issuable to the optionee withheld to pay the exercise price of such Option; or (v) in the discretion of the Plan Administrator, through any combination of the payment procedures set forth in subsections (i)-
                           (iv) of this Section 8(e).

                  (f) The Plan Administrator, in its discretion, may authorize "stock retention Options" which provide, upon the exercise of an Option previously granted under this Plan (a "prior Option"), using previously owned shares, for the automatic issuance of a new Option under this Plan with an exercise price equal to the current Fair Market Value and for up to the number of shares equal to the number of previously-owned shares delivered in payment of the exercise price of the prior Option. Such stock retention Option shall have the same Option Period as the prior Option.

                  (g) Nothing contained in the Plan nor in any Award agreement shall confer upon any participant any right with respect to the continuance of employment by the Company nor interfere in any way with the right of the Company to terminate his employment or change his compensation at any time.

                  (h) The Plan Administrator may include such other terms and conditions not inconsistent with the foregoing as the Plan Administrator shall approve. Without limiting the generality of the foregoing sentence, the Plan Administrator shall be authorized to determine that Options or SARs shall be exercisable in one or more installments during the term of the Option, subject to the attainment of performance goals and objectives and the right to exercise may be cumulative as determined by the Plan Administrator.

         Section 9. Independent Director Options. Anything to the contrary notwithstanding, each Independent Director who is first elected or appointed to serve as a director commencing June 1, 1998 shall automatically be granted
Non-Qualified Stock Options to purchase 25,000 shares of Stock. The Option exercise price for Options granted to Independent Directors under the Plan will be equal the Fair Market Value of the Stock on the date of grant. Options granted to Independent Directors under the foregoing provisions will be granted on the date that such Independent Director is first elected or appointed to serve as a director and, so long as the Independent Director continuously remains a director, will vest in equal annual installments over three years commencing on the anniversary of the date of grant and will expire ten years after grant; provided, however, that if the optionee ceases to serve as a director, the Options will terminate ninety days after such cessation.

         Section 10.  Restricted Stock Awards.

                  (a) The Plan Administrator may grant Restricted Stock Awards to any officer, employee or consultant of the Company and its Subsidiaries. A Restricted Stock Award entitles the recipient to acquire shares of Stock subject to such restrictions and conditions as the Plan Administrator may determine at the time of grant ("Restricted Stock"). Conditions may be based on continuing employment (or other business relationship) and/or achievement of pre-established performance goals and objectives.

                  (b) Upon execution of a written instrument setting forth the Restricted Stock Award and paying any applicable purchase price, a participant shall have the rights of a shareholder with respect to the Stock subject to the Restricted Stock Award, including, but not limited to the right to vote and receive dividends with respect thereto; provided, however, that shares of Stock subject to Restricted Stock Awards that have not vested shall be subject to the restrictions on transferability described in Section 10(d) below. Unless the Plan Administrator shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in
                           Section 10(c) below.

                  (c) The Plan Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award. If the grantee or the Company, as the case may be, fails to achieve the designated goals or the grantee's relationship with the Company is terminated prior to the expiration of the vesting period, the grantee shall forfeit all shares of Stock subject to the Restricted Stock Award which have not then vested.

                  (d) Unvested Restricted Stock may not be sold, assigned transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the written instrument evidencing the Restricted Stock Award.

         Section 11. Stock Awards. The Plan Administrator may, in its sole discretion, grant (or sell at a purchase price determined by the Plan Administrator) a Stock Award to any officer, employee or consultant of the

Company or its Subsidiaries, pursuant to which such individual may receive shares of Stock free of any vesting restrictions (a "Stock Award") under the Plan. Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

         Section 12. Performance Share Awards. A Performance Share Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Plan Administrator may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. Performance Share Awards may be granted under the Plan to any officer, employee or consultant of the Company or its Subsidiaries, including those who qualify for awards under other performance plans of the Company. The Plan Administrator in its sole discretion shall determine whether and to whom Performance Share Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Plan Administrator may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

         Section 13.  Tax Withholding.

                  (a) Whenever shares are to be issued or cash is to be paid under the Plan, the Company shall have the right to require the participant to remit to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements prior to the delivery of any certificate for shares or any proceeds; provided, however, that in the case of a participant who receives an Award of shares under the Plan which is not fully vested, the participant shall remit such amount on the first business day following the Tax Date. The "Tax Date" for purposes of this Section 13 shall be the date on which the amount of tax to be withheld is determined. If a participant makes a disposition of shares acquired upon the exercise of an Incentive Stock Option within either two years after the Option was granted or one year after its exercise by the participant, the participant shall promptly notify the Company and the Company shall have the right to require the participant to pay to the Company an amount sufficient to satisfy federal, state and local tax withholding requirements.

                  (b) A participant who is obligated to pay the Company an amount required to be withheld under applicable tax withholding requirements may pay such amount (i) in cash; (ii) in the discretion of the Plan Administrator, through the delivery to the Company of previously-owned shares of Common Stock having an aggregate Fair Market Value on the Tax Date equal to the tax obligation provided that the previously owned shares delivered in satisfaction of the withholding obligations must have been held by the participant for at least six (6) months; or (iii) in the discretion of the Plan Administrator, through a combination of the procedures set forth in subsections (i) and (ii) of this Section 13(b).

                  (c) A participant who is obligated to pay to the Company an amount required to be withheld under applicable tax withholding requirements in connection with either the exercise of a Non-Qualified Stock Option, or the receipt of a Restricted Stock Award, Stock Award or Performance Share Award under the Plan may, in the discretion of the Plan Administrator, elect to satisfy this withholding obligation, in whole or in part, by requesting that the Company withhold shares of stock otherwise issuable to the participant having a Fair Market Value on the Tax Date equal to the amount of the tax required to be withheld; provided, however, that shares may be withheld by the Company only if such withheld shares have vested. Any fractional amount shall be paid to the Company by the participant in cash or shall be withheld from the participant's next regular paycheck.

                  (d) An election by a participant to have shares of stock withheld to satisfy federal, state and local tax withholding requirements pursuant to Section 13(c) must be in writing and delivered to the Company prior to the Tax Date.

         Section 14.  Adjustment of Number and Price of Shares.

                  Any other provision of the Plan notwithstanding:

                  (a) If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, the Plan Administrator shall make an appropriate or proportionate adjustment in (i) the number of Stock Options that can be granted to any one individual participant, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, and (iii) the price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares) as to which such Stock Options remain exercisable. The adjustment by the Plan Administrator shall be final, binding and conclusive. If this Section 14(a) applies and the event is also an Acquisition Event (as defined below), then Section 14(d) shall be applicable to such event, and this Section 14(a) shall not be applicable.

                  (b) In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock Option or stock Options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Plan Administrator may grant an
                           Option or Options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new Option for the old Option, in conformity with the provisions of Code Section 424(a) and the rules and regulations thereunder, as they may be amended from time to time. If this Section 14(b) applies and the event is also an Acquisition Event (as defined below), then Section 14(d) shall be applicable to such event, and this Section 14(b) shall not be applicable.

                  (c)      No  adjustment or  substitution  provided for in this
                           Section 14 shall require the Company to issue or to sell a fractional share under any stock Option agreement or share award agreement and the total adjustment or substitution with respect to each stock Option and share award agreement shall be limited accordingly.

                  (d) Acquisition; Change in Control Events; Liquidation or Dissolution.

                           (i)      Definitions

                                    (A)     An "Acquisition Event" shall mean:

                                            (1)    after  August  9,  2000,  any
                                                   merger  or  consolidation  of
                                                   the  Company   with  or  into
                                                   another entity as a result of
                                                   which the Stock is  converted
                                                   into  or  exchanged  for  the
                                                   right   to   receive    cash,
                                                   securities or other property;
                                                   or

                                            (2)    after  August  9,  2000,  any
                                                   exchange  of  shares  of  the
                                                   Company for cash,  securities
                                                   or other property pursuant to
                                                   a  statutory  share  exchange
                                                   transaction.

                                    (B)     A  "Change  in  Control Event" shall
                                            mean:

                                            (1)    after  August  9,  2000,  any
                                                   merger,   consolidation,   or
                                                   transaction   (or  series  of
                                                   related   transactions  which
                                                   commence after August 9, 2000
                                                   and occur within any 12 month
                                                   period)  which results in the
                                                   voting   securities   of  the
                                                   Company           outstanding
                                                   immediately   prior   thereto
                                                   representing      immediately
                                                   thereafter     (either     by
                                                   remaining  outstanding  or by
                                                   being  converted  into voting
                                                   securities  of the  surviving
                                                   or  acquiring   entity)  less
                                                   than  62.5%  of the  combined
                                                   voting  power  of the  voting
                                                   securities  of the Company or
                                                   such  surviving  or acquiring
                                                   entity            outstanding
                                                   immediately     after    such
                                                   merger,   consolidation,   or
                                                   transaction; or

                                            (2)    any  individual,  entity,  or
                                                   "person,"  as  such  term  is
                                                   used in  Sections  13(d)  and
                                                   14(d) of the Act (other  than
                                                   (A)  the  Company,   (B)  any
                                                   trustee  or  other  fiduciary
                                                   holding  securities  under an
                                                   employee  benefit plan of the
                                                   Company,  or (C)  any  person
                                                   who, immediately prior August
                                                   9, 2000, was the  "beneficial
                                                   owner"  (as  defined  in Rule
                                                   13d-3 (or its successor rule)
                                                   under the Act),  directly  or
                                                   indirectly,  of more than 10%
                                                   of the combined  voting power
                                                   of   the    Company's    then
                                                   outstanding            voting
                                                   securities),  is or  becomes,
                                                   after  August  9,  2000,  the
                                                   "beneficial     owner"    (as
                                                   defined in Rule 13d-3 (or its
                                                   successor   rule)  under  the
                                                   Act), directly or indirectly,
                                                   of  securities of the Company
                                                   representing  30% or  more of
                                                   the combined  voting power of
                                                   the      Company's       then
                                                   outstanding            voting
                                                   securities; or

                                             (3)   during any period of not more
                                                   than two  consecutive  years,
                                                   not   including   any  period
                                                   prior  to  August  9,   2000,
                                                   individuals    who   at   the
                                                   beginning   of  such   period
                                                   constitute the Board, and any
                                                   new  director  (other  than a
                                                   director     whose    initial
                                                   assumption  of  office  is in
                                                   connection  with an actual or
                                                   threatened  election contest,
                                                   including, but not limited to
                                                   a    consent    solicitation,
                                                   relating  to the  election of
                                                   directors   of  the  Company)
                                                   whose  election  by the Board
                                                   or nomination for election by
                                                   the  Company's   stockholders
                                                   was  approved by a vote of at
                                                   least two-thirds (2/3) of the
                                                   directors   then   still   in
                                                   office   who   either    were
                                                   directors at the beginning of
                                                   the period or whose  election
                                                   or  nomination  for  election
                                                   was  previously  so approved,
                                                   cease   for  any   reason  to
                                                   constitute    at    least   a
                                                   majority thereof; or

                                            (4)    after  August  9,  2000,  any
                                                   sale,   lease,   exchange  or
                                                   other    transfer   (in   one
                                                   transaction  or a  series  of
                                                   related transactions) of all,
                                                   or substantially  all, of the
                                                   assets of the Company,  other
                                                   than   to   a    wholly-owned
                                                   subsidiary of the Company; or

                                            (5)    the  complete liquidation  of
                                                   the Company.

                           (ii)     Effect on Options

                                    (A)     Acquisition   Event.    Upon     the
                                            occurrence of an  Acquisition  Event
                                            (regardless of  whether  such  event
                                            also constitutes a Change in Control
                                            Event),  or  the  execution  by  the
                                            Company  of  any   agreement    with
                                            respect  to  an  Acquisition   Event
                                            (regardless  of  whether such  event
                                            will result in a  Change  in Control
                                            Event), the Board shall provide that
                                            all  outstanding  Options  shall  be
                                            assumed, or equivalent options shall
                                            be substituted,  by the acquiring or
                                            succeeding   corporation    (or   an
                                            affiliate thereof); provided that if
                                            such    Acquisition    Event    also
                                            constitutes  a   Change  in  Control
                                            Event, such assumed  or  substituted
                                            options    shall    be   immediately
                                            exercisable   in   full   upon   the
                                            occurrence   of   such   Acquisition
                                            Event.   For  purposes  hereof,   an
                                            Option  shall  be  considered  to be
                                            assumed if,  following  consummation
                                            of the Acquisition Event, the Option
                                            confers  the  right to purchase, for
                                            each share of Stock subject  to  the
                                            Option   immediately   prior to  the
                                            consummation  of   the   Acquisition
                                            Event,  the  consideration  (whether
                                            cash,  securities or other property)
                                            received  as   a   result   of   the
                                            Acquisition   Event  by  holders  of
                                            Stock for each  share of  Stock held
                                            immediately    prior     to      the
                                            consummation  of   the   Acquisition
                                            Event (and if holders were offered a
                                            choice of consideration, the type of
                                            consideration  chosen by the holders
                                            of a  majority  of  the  outstanding
                                            shares of Stock); provided, however,
                                            that  if  the consideration received
                                            as a result of the Acquisition Event
                                            is not solely  common stock  of  the
                                            acquiring  or succeeding corporation
                                            (or  an   affiliate   thereof),  the
                                            Company may, with the consent of the
                                            acquiring or succeeding corporation,
                                            provide  for the consideration to be
                                            received  upon   the   exercise   of
                                            Options to consist  solely of common
                                            stock of the acquiring or succeeding
                                            corporation   (or    an    affiliate
                                            thereof)  equivalent  in fair market
                                            value to the per share consideration
                                            received  by  holders of outstanding
                                            shares  of  Stock as a result of the
                                            Acquisition  Event.  Notwithstanding
                                            the  foregoing,  if the acquiring or
                                            succeeding   corporation    (or   an
                                            affiliate thereof) does not agree to
                                            assume,  or   substitute  for,  such
                                            Options, then the Plan Administrator
                                            shall, upon written  notice  to  the
                                            participants,  provide that all then
                                            unexercised   Options   will  become
                                            exercisable  in   full   as   of   a
                                            specified   time    prior   to   the
                                            Acquisition  Event (the  Board shall
                                            use its best  efforts to ensure that
                                            Option  holders  have  at  least  90
                                            calendar  days, and in no event less
                                            than 30 calendar  days, to  exercise
                                            their Options)  and  will  terminate
                                            immediately    prior     to      the
                                            consummation  of   such  Acquisition
                                            Event,   except    to   the   extent
                                            exercised by the participants before
                                            the consummation of such Acquisition
                                            Event;  provided,  however,  in  the
                                            event  of an Acquisition Event under
                                            the  terms of which holders of Stock
                                            will  receive   upon    consummation
                                            thereof  a  cash  payment  for  each
                                            share  of Stock surrendered pursuant
                                            to  such   Acquisition   Event  (the
                                            "Acquisition Price"), then the Board
                                            may   instead   provide   that   all
                                            outstanding  Options shall terminate
                                            upon     consummation     of    such
                                            Acquisition  Event   and  that  each
                                            participant  shall   receive,     in
                                            exchange  therefor,  a cash  payment
                                            equal to the  amount  (if any) by
                                            which  (A)   the  Acquisition  Price
                                            multiplied  by  the number of shares
                                            of Stock subject to such outstanding
                                            Options  (whether   or    not   then
                                            exercisable),   exceeds  (B)     the
                                            aggregate  exercise  price of   such
                                            Options.

                                    (B)     Change in Control  Event that is not
                                            an  Acquisition   Event.   Upon  the
                                            occurrence  of a Change  in  Control
                                            Event that does not also  constitute
                                            an  Acquisition  Event,  all Options
                                            then-outstanding shall automatically
                                            become  immediately  exercisable  in
                                            full.

                           (iii)    Effect on Other Awards

                                    (A)     Acquisition  Event  that  is  not  a
                                            Change in  Control  Event.  The Plan
                                            Administrator   shall   specify  the
                                            effect of an Acquisition  Event that
                                            is not a Change in Control  Event on
                                            any other  Award  granted  under the
                                            Plan  at the  time of the  grant  of
                                            such Award.

                                    (B)     Change in  Control  Event.  Upon the
                                            occurrence  of a Change  in  Control
                                            Event  (regardless  of whether  such
                                            event    also     constitutes     an
                                            Acquisition  Event),  except  to the
                                            extent specifically  provided to the
                                            contrary    in    the     instrument
                                            evidencing  any  other  Award or any
                                            other     agreement     between    a
                                            participant  and  the  Company,  all
                                            other     Awards     shall    become
                                            exercisable, realizable or vested in
                                            full,   or  shall  be  free  of  all
                                            conditions   or   restrictions,   as
                                            applicable to each such Award.

                           (iv) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Plan Administrator shall upon written notice to the participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time prior to the effective date of such liquidation or dissolution (the Board shall use its best efforts to ensure that Option holders have at least 90 calendar days, and in no event less than 30 calendar days, to exercise their Options) and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Plan Administrator may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

         Section 15. Amendment and Discontinuance. The Board of Directors may alter, amend, suspend or discontinue the Plan, provided that no such action shall deprive any person without such person's consent of any rights theretofore granted pursuant hereto.

         Section 16. Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any agreement entered into pursuant to the Plan, the Company shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933 or the Act, if such registration shall be necessary, or before compliance by the Company or any participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of AMEX, any applicable exchange or of the NASDAQ Stock Market. The Company shall use its best efforts to effect such registrations and to comply with such laws, regulations and rulings forthwith upon advice by its counsel that any such registration or compliance is necessary.

         Section 17. Compliance with Section 16. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successor rule and shall be construed to the fullest extent possible in a manner consistent with this intent ). To the extent that any Award fails to so comply, it shall be deemed to be modified to the extent permitted by law and to the extent deemed advisable by the Plan Administrator in order to comply with Rule 16b-3.

         Section 18. Participation by Foreign Nationals. The Plan Administrator may, in order to fulfill the purposes of the Plan and without amending the Plan, modify grants to foreign nationals or United States citizens employed abroad in order to recognize differences in local law, tax policy or custom.

         Section 19. Effective Date of Plan. The Plan became effective on September 4, 1998, the date of approval and adoption of the Plan by requisite vote of the holders of the outstanding shares of Stock.